EXHIBIT 23.1.

INDEPENDENT AUDITORS' CONSENT

Board of Directors
j2 Global Communications, Inc.

We consent to the use of our reports incorporated herein by reference.

KPMG LLP

Los Angeles, California
April 30, 2001